UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 29, 2025

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Commission file number	1-38681	Commission file number	1-15973
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)	(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

250 SW Taylor Street				250 SW Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code:	(503)	226-4211	Registrant's telephone number, including area code:	(503)	226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 8.01	Other Events
On August 29, 2025, Northwest Natural Gas Company (NW Natural), a wholly owned subsidiary of Northwest Natural Holding Company (NW Holdings), filed a request for a general rate increase with the Washington Utilities and Transportation Commission (WUTC) under Washington's multi-year rate plan statute. Approximately 98,000 or 12% of NW Natural’s customers are in, and approximately 10% of NW Natural’s revenues are derived from, Washington. The remainder of NW Natural's customers and revenues are in Oregon. NW Natural completed its previous Washington general rate case in 2021.

This multi-year rate plan filing includes requested increases in annual revenue requirement over three years, consisting of a $25.6 million revenue increase in the first year beginning August 1, 2026 (Year 1), an $8.6 million revenue increase in the second year beginning August 1, 2027 (Year 2) and an $8.3 million revenue increase in the third year beginning August 1, 2028 (Year 3). The filing is based upon the following assumptions or requests:

	Year 1	Year 2	Year 3
Revenue Requirement Increase	$25.6 million	$8.6 million	$8.3 million
Capital Structure	•48.0% long-term debt •1.0% short-term debt •51.0% common equity	•48.0% long-term debt •1.0% short-term debt •51.0% common equity	•48.0% long-term debt •1.0% short-term debt •51.0% common equity
Return on Equity	10.1%	10.2%	10.2%
Overall Rate of Return	7.505%	7.623%	7.661%
Average Rate Base	$341.8 million[1]	$381.4 million	$422.7 million

1 Represents an increase of $94.5 million since the last rate case.

The filing includes the effects of inflation, an updated depreciation study, and long-planned investments primarily supporting system safety and reliability, including investments at NW Natural's Mist gas storage facility, modernization of metering infrastructure and replacement of end-of-life information technology.

NW Natural’s filing will be reviewed by the WUTC and other stakeholders. The process is anticipated to take up to 11 months with new rates expected to take effect August 1, 2026.

Forward-Looking Statements

This report, and other presentations made by NW Holdings or NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," “continues,” “could,” "intends," "plans," "seeks," "believes," "estimates," "expects," “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, expectations, estimates, timing, goals, strategies, commitments, expenses, future events, investments, targeted capital structure, cost of capital, return on equity, rate base, effects of inflation or interest rates, depreciation rates, financial results, financial position, revenue requirement, technology upgrades, meter modernization, system and infrastructure reinforcement, expansion or reliability, gas storage investments, costs, timing or benefits, revenues and earnings, performance, timing, outcome, or effects of rate cases or other regulatory proceedings, mechanisms, approvals or recoveries, regulatory prudence reviews, anticipated regulatory actions or filings, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk"

in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter of NW Holdings or NW Natural, as applicable, which, among others, outline legal, regulatory and legislative risks, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, and environmental risks.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	September 2, 2025	/s/ Megan H. Berge
Deputy General Counsel & Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	September 2, 2025	/s/ Megan H. Berge
Vice President, General Counsel & Corporate Secretary